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                                                                    EXHIBIT 10.7

                                                                  EXECUTION COPY

                         PRENTICE CAPITAL MANAGEMENT, LP
      Terms for Treatment of Trade Indebtedness Of Whitehall Jewelers, Inc.

This term sheet (the "Term Sheet") is intended to be and constitutes a legally binding commitment or agreement of Whitehall Jewelers, Inc. (the "Company"), Prentice Capital Management, LP, and the trade vendors signatory hereto in connection with the treatment by the Company of its indebtedness to suppliers of inventory in the event of consummation of the Investor's proposed investment in the Company (the "Investment").

COMPANY:                        Whitehall Jewelers, Inc.

INVESTOR:                       Funds and accounts managed directly or
                                indirectly by, and other investors approved by, Prentice Capital Management, LP.

SUPPLIERS:                      All suppliers of inventory to the Company.

PAYMENT TERMS:                  The Company's indebtedness to each Supplier, in
                                each case as of September 23, 2005 (the "Trade
                                Debt"), shall be satisfied as follows:

                                - Twenty-five (25%) of the Trade Debt due and owing each Supplier shall be paid in cash, and a Note shall be issued to the Collateral Trustee (as defined below) for the benefit of the Suppliers upon the first funding of the Investment, which payment and Note shall be released from the Escrow Account (defined below) upon delivery to the Company of 50% in the aggregate of the asset merchandise to be delivered to the Company in October 2005 (the "First Payment");

                                - Twelve and one-half percent (12.5%) of the Trade Debt due and owing each Supplier shall be paid in cash to such Supplier on or about December 23, 2005;

                                - Twelve and one-half percent (12.5%) of the Trade Debt due and owing each Supplier shall be paid in cash to such Supplier on or about January 16, 2006; and

                                - Fifty percent (50%) of the Trade Debt due and owing each Supplier shall be paid in cash to such Supplier on or about September 30, 2007.

                                Upon consummation and funding of the Investment, the Company shall deposit with the Collateral Trustee (the "Escrow Account") that portion of the proceeds of the Investment sufficient to pay the cash component of the First Payment. If any Supplier delivers either (i) the asset merchandise scheduled to be delivered by such Supplier to the Company in October 2005, or (ii) the memo/consignment goods scheduled to be delivered by such Supplier to the Company in October 2005, such Supplier shall receive its pro rata share of the cash component of the First Payment from the Escrow Account, regardless of whether or not 50% in the aggregate of the asset merchandise scheduled to be delivered to the Company in October 2005 has been so delivered. The Escrow Account shall be an interest bearing account, with all accrued interest payable to the Company.

                                Upon the Company's completion of all of the foregoing payments, (i) the Trade Debt of each Supplier shall be deemed satisfied in full, and
                                (ii) each Supplier shall forgive any and all other debts due or owing to them by the Company, including any and all amounts in excess of such Supplier's

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                                  CONFIDENTIAL

                                Trade Debt that could have or should have been invoiced to the Company prior to or on September 23, 2005.

NOTE PRIORITY AND SECURITY:     Each Note shall be secured by a perfected lien
                                on and security interest in those assets and property in and on which the Company has granted security interests and liens to the Investor.
                                Such lien and security interest will be
                                subordinate in all respects to the liens and security interests of the Company's existing senior secured lenders and the Investor.

NOTE MATURITY:                  Each Note shall mature on September 30, 2007
                                (the "Maturity Date"), with the principal balance of the Note payable on the Maturity
                                Date.

INTEREST:                       Starting on January 17, 2006, each Note shall
                                accrue interest at the rate of six percent (6%) per annum, payable on the Maturity Date.

MEMO GOODS:                     September 23, 2005 through January 15, 2006: One
                                week reporting and one day pay (by wire).

                                After January 15, 2006: One week reporting and 15-day payment (by wire).

                                On or about December 1, 2005, the Company shall cause to be issued a standby letter of credit (the "Letter of Credit") naming the Collateral Trustee as beneficiary for the benefit of the Suppliers, to be drawn upon only in the event the Company fails to timely make required payments for memo goods. The face amount of the Letter of Credit shall be:

                                - $7 million from December 1, 2005 through December 18, 2005;

                                - $10 million from December 19, 2005 until the date of payment for all sales through December 26, 2005 (expected to be December 27, 2005);

                                - $5 million from the day (expected to be December 27, 2005) following the date of payment for all sales through December 26, 2005 through January 15, 2006.

                                - The letter of credit shall terminate on January 15, 2006.

                                The Company, each of the senior secured lenders and the Investor will recognize the valid and perfected consignment/purchase money security interests of the Suppliers in current and future memo goods without regard to technical perfection; provided, however, that each of the Suppliers acknowledges that its respective consignment/purchase money security interests in the memo goods relate solely to such goods and terminate once such goods are sold. Each of the Suppliers will agree not to challenge the valid and perfected security interests of the Investor or the senior secured lenders in the Company's assets. Each of the Suppliers will disclaim any interest in the collateral of the senior secured lenders, other than those security interests provided for herein with respect to the Note.

                                All consigned/memo goods shall, in the event of a store closing sale, remain in place and be liquidated along with all other inventory. Each Supplier will be paid for the consigned/memo goods in the amount that would be owed by the Company, as the proceeds of the liquidation sale are received.

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                                  CONFIDENTIAL

COMMERCIALLY REASONABLE         Each Supplier shall use its commercially
EFFORTS:                        reasonable efforts to satisfy all shipping
                                deadlines set forth in the Company's outstanding purchase orders, as amended and agreed to by the Company and the respective Supplier, and in all purchase orders placed on or after September 26, 2005, which are hereafter accepted by the respective Supplier, in its discretion.

PAYMENT TERMS FOR               60-days for goods delivered between September
ASSET GOODS:                    26, 2005 and December 15, 2005

                                90-days for goods delivered after December 15, 2005.

REPORTING:                      Financial reporting by the Company to the
                                Collateral Trustee for the benefit of the Suppliers in form and substance to be agreed upon by the parties.

COLLATERAL TRUSTEE:             A trustee shall be appointed as the
                                representative of the Suppliers for purposes of implementation of the transactions contemplated by this Term Sheet, including, among others, maintaining the Escrow Account, serving as beneficiary of the Letter of Credit, receiving financial reporting from the Company implementation of the transactions contemplated by this Term Sheet. The reasonable expenses of the Collateral Trustee shall be paid by the Company.

CONVERTIBLE NOTES INTEREST:     Interest on convertible notes issued to Investor
                                to accrue for a period of not less than 12 months from date of issuance, after which, interest to continue to accrue or be paid at any time at Investor's option.

SENIOR BANK FACILITIES          Only covenant in senior bank facilities to be
                                minimum excess availability covenant.

OTHER MATTERS:

REPRESENTATIONS, WARRANTIES,    The definitive documentation shall contain
AND COVENANTS:                  representations, warranties, and covenants
                                customary for a transaction of this nature, including default/acceleration provisions based on, inter alia, (i) payment defaults, (ii) failure to post the Letter of Credit, (iii) a provision that a default under the Company's credit agreements with the secured lenders and the Investor shall cause a default under this Term Sheet, and (iv) a provision that remedies for a default under this Term Sheet shall be limited to those contained in an inter-creditor agreement to be entered into by the parties.

CONDITIONS PRECEDENT TO         -     Execution and delivery by Suppliers
PAYMENT OF SETTLEMENT AMOUNT          holding not less than 90%, or such lesser
AND AGREEMENT OF THE SUPPLIERS:       percentage as agreed to in writing by the
                                      Investor, of the Company's total Trade
                                      Debt of appropriate definitive
                                      documentation, including, but not limited to, an extension agreement and related acceptance form, in form and substance satisfactory to the Investor and including customary closing conditions, and the satisfaction of all such conditions.

                                -     Consummation of the Investment.

                                -     No law or injunction or other legal
                                      restraint existing that prevents
                                      consummation of payment of the Settlement
                                      Amount or entry into the other
                                      transactions contemplated hereby.

                                -     The aggregate of all payables due to
                                      Suppliers as of September 23,

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                                  CONFIDENTIAL

                                      2005 shall have been confirmed to the
                                      satisfaction of the Company and the
                                      Investor.

                                -     Satisfaction of additional customary
                                      closing conditions.

ALTERNATE TRANSACTIONS:         This transaction has been negotiated by the
                                Company, the Investor and the Suppliers. The
                                Suppliers reserve the right not to enter into the same transaction or any other transaction with any other investor, except in their sole and absolute discretion.

CONFIDENTIALITY:                All parties agree to keep this proposal and all
                                conversations and exchanged information related thereto strictly confidential, with the exception of any disclosure required for purposes of compliance with applicable law.
                                Notwithstanding the foregoing, any Supplier may discuss the terms of this proposal with another
                                Supplier, but no Supplier shall, without the prior written consent of the Company and the Investor, disclose the existence or terms of this proposal to any party other than a Supplier.

BINDING EFFECT                  The signature below of an authorized
                                representative of a Supplier shall constitute an acceptance by such Supplier (each, a "Participating Supplier") of the terms set forth in this Term Sheet. This Term Sheet shall bind and benefit each of the Company, the Investor and the Participating Suppliers and their respective successors, assigns, executors, administrators, and successors in interest;
                                provided, however, that Suppliers that have not expressly accepted the terms herein by execution of this Term Sheet, shall have no right to enforce such terms against the Company or the Investor.

Superseded by Definitive Documents: This agreement shall have no effect upon the execution of definitive agreements regarding the subject matter hereof.

Counterparts: This Term Sheet may be signed in two or more original or facsimiled counterparts, any one of which need not contain the signature of more than one party, but all such counterparts taken together will constitute one and the same agreement. The rights under this Term Sheet may not be assigned.

Amendments: This agreement may only be amended through a written instrument executed by all of the parties hereto.

Whitehall Jewelers, INC.              Prentice Capital Management, LP

By: /s/ John Desjardins               By: /s/ Jonathan Duskin
                                          ---------------------------------

Name: John Desjardins                 Name:  Jonathan Duskin

Title: Executive VP and CFO           Title:  Managing Director

Address for Notices:                  Address for Notices:

155 North Wacker Drive, 5th Floor     623 Fifth Avenue, 32nd Floor
Chicago, Illinois  60606              New York, New York  10022

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                                  CONFIDENTIAL

ACKNOWLEDGED AND AGREED, WITH RESPECT TO "MEMO GOODS" AND "SENIOR BANK FACILITIES":

lasalle national bank, as Agent

By: /s/ Robert Barnhand
    -------------------

Name: Robert Barnhand

Title: Senior Vice President, Group Head

Address for Notices:
______________________
______________________
______________________

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                                  CONFIDENTIAL

ACCEPTED AND AGREED TO:
S.H.R. Ltd.

By: /s/ Michael Shaffet

Name: Michael Shaffet

Title: Treasurer

Address for Notices:
One Rockefeller Plaza
New York, NY 10020

ACCEPTED AND AGREED TO:
Clover Corporation

By: /s/ Michael Shaffet

Name: Michael Shaffet

Title: Treasurer

Address for Notices:
One Rockefeller Plaza
New York, NY 10020

ACCEPTED AND AGREED TO:
[                     ]

By: /s/ David Gaynes

Name: David Gaynes

Title: President

Address for Notices:
154 W. 14th Street, 12th Floor
New York, NY 10011

ACCEPTED AND AGREED TO:
Paras Diamond Corporation d/b/a Amikam

By: /s/ Ravi Gopalan

Name: Ravi Gopalan

Title: Vice President

Address for Notices:
592 Fifth Ave., 3rd Floor
New York, NY 10036

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                                  CONFIDENTIAL

ACCEPTED AND AGREED TO:
Aurafin LLC

By: /s/ Steven L. Hansen

Name: Steven L. Hansen

Title: CFO

Address for Notices:
6701 Nob Hill Road
Tamarac, FL  33076

ACCEPTED AND AGREED TO:
Rharat Diamond Corp

By: /s/ Shreyas R. Mehta

Name: Shreyas R. Mehta

Title: President

Address for Notices:
Rharat Diamond Corp
50 Main Street #1260
White Plains, NY 10606

ACCEPTED AND AGREED TO:
Basic Programs
Paul Winston - Eurostar

By: /s/ Isaac Gold

Name: Isaac Gold

Title: President

Address for Notices:
151 West 46th St. 11th Floor
New York, NY 10036

ACCEPTED AND AGREED TO:
B&M Imports, Inc.

By: /s/ Mois Medine

Name: Mois Medine

Title: President

Address for Notices:
12 East 46th Street
4th Floor
New York, NY 10017

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                                  CONFIDENTIAL

ACCEPTED AND AGREED TO:
Color Craft

By: /s/ Todd Wolleman

Name: Todd Wolleman

Title: President

Address for Notices:
45 West 45th Street
New York, NY  10036

ACCEPTED AND AGREED TO:
Combine International, Inc.

By: /s/ Shrikant Mehta

Name: Shrikant Mehta

Title: President/CEO

Address for Notices:
Combine International, Inc.
354 Indusco Court
Troy, MI 48083
Attn: Roger Parsons

ACCEPTED AND AGREED TO:
Continental Jewellery (Mfg) Ltd.

By: /s/ Charles Chan

Name: Charles Chan

Title: Managing Director

Address for Notices:
Flat M, 1/F. Kaiser Estate
Phase 3, li Hok Yuen Street
Hunghom, Kowloon
Hong Kong

ACCEPTED AND AGREED TO:
Diaco International

By: /s/ Eli Hollander

Name: Eli Hollander

Title: Controller

Address for Notices:
Diaco International
1271 Avenue of the Americas, 47th Floor
New York, NY 10020

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                                  CONFIDENTIAL

ACCEPTED AND AGREED TO:
Epoque Jewelry Inc.

By: /s/ John Wong

Name: John Wong

Title: Vice President

Address for Notices:
207 Canal Street
New York, NY 10013

ACCEPTED AND AGREED TO:
Eyalrd Corp.

By: /s/ Albert Kallati

Name: Albert Kallati

Title: President

Address for Notices:

ACCEPTED AND AGREED TO:
M. Fabrikant & Sons

By: /s/ Michael Shaffet

Name: Michael Shaffet

Title: Treasurer

Address for Notices:
One Rockefeller Plaza
New York, NY 10020

ACCEPTED AND AGREED TO:
Fabrikant - Leer International Ltd. /f/k/a Leer Gem Ltd.

By: /s/ Michael Shaffet

Name: Michael Shaffet

Title: Treasurer

Address for Notices:
One Rockefeller Plaza
New York, NY 10020

                                       9
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                                  CONFIDENTIAL

ACCEPTED AND AGREED TO:
Fine Facet Diamonds, Inc.

By: /s/ Jhaveri Abjiay F.

Name: Jhaveri Abjiay F.

Title: President

Address for Notices:
Fine Facet Diamonds, Inc.
15 W. 47th Street, 10th Floor, #1005
New York, NY  10036

ACCEPTED AND AGREED TO:
Frederick Goldman Inc.

By: /s/ Richard Goldman

Name: Richard Goldman

Title: President

Address for Notices:
154 West 14th Street
New York, New York  10011

ACCEPTED AND AGREED TO:
Nathan Hennick & Co. Ltd.

By: /s/ Brian Hennick

Name: Brian Hennick

Title: Vice -President

Address for Notices:
Nathan Hennick & Co. Ltd.
6 Tippett Road
Toronto Ontario M3H2V2

ACCEPTED AND AGREED TO:
Jewelex New York, Ltd.

By: /s/ Nandini Doshi (Rupa)

Name: Nandini Doshi (Rupa)

Title: CFO

Address for Notices:
22 West 48th St.
New York, NY  10036

                                       10
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                                  CONFIDENTIAL

ACCEPTED AND AGREED TO:
JC Trading, Inc.

By: /s/Simon Jeckell

Name: Simon Jeckell

Title: Vice President

Address for Notices:
JC Trading, Inc.
1001 West Newport Center, Suite 111
Deerfield Beach, FL  33442

ACCEPTED AND AGREED TO:
Simon Korn Inc.

By: /s/ David Bader

Name: David Bader

Title: President

Address for Notices:
580 5th Ave. #612
New York, NY  10036

ACCEPTED AND AGREED TO:
Legend Jewelry Co. Ltd. (Macao Commercial Offshore)

By: /s/ Patrick Luk

Name: Patrick Luk

Title: Managing Director

Address for Notices:
Legend Jewelry Co. Ltd (Macao Commercial Offshore)
Avenida Xian Xing Hai, S/N Edf.
Zhu Kuan C.C., 13 Andar K. NAPE Macau

ACCEPTED AND AGREED TO:
Lorenzo Jewelry Inc.

By: /s/ Daryl Shamitoff

Name: Daryl Shamitoff

Title: President

Address for Notices:
5506 6th Ave. S
Seattle, WA 98108

                                       11
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                                  CONFIDENTIAL

ACCEPTED AND AGREED TO:
Merit Diamond Corporation

By: /s/ Henry M. Dubron

Name: Henry M. Dubron

Title: CFO

Address for Notices:
33 West 46th St.
New York, NY  10036

ACCEPTED AND AGREED TO:
Rosy Blue, Inc.

By: /s/ Nirau Dalal

Name: Nirau Dalal

Title: Controller

Address for Notices:
529 Fifth Avenue
New York, NY 10017
Attn: Nirav Dalal

with a copy to:
Laurence L. Ginsburg, Esq.
Moses & Singer LLP
The Chrysler Building

ACCEPTED AND AGREED TO:
Sandberg & Sikorski Corp.

By: /s/ Samuel Sandberg

Name: Samuel Sandberg

Title: Secretary & Treasurer

Address for Notices:
37 West 26th Street
New York, NY 10010

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                                  CONFIDENTIAL

ACCEPTED AND AGREED TO:
Leo Schachter Diamonds, LLC

By: /s/ Eric Austein

Name: Eric Austein

Title: Partner

Address for Notices:
579 5th Ave.
New York, NY  10017

ACCEPTED AND AGREED TO:
SDC Designs

By: /s/ Abhay Javeri

Name: Abhay Javeri

Title: President

Address for Notices:
6 East 45th St., Suite #901
New York, NY 10017

ACCEPTED AND AGREED TO:
STS Jewels Inc.

By: /s/ Paramjeet Bhaha

Name: Paramjeet Bhaha

Title: Chief Operating Officer

Address for Notices:
30-00 LIC Center - I
5th Floor
Long Island City, NY 11101

ACCEPTED AND AGREED TO:
Suberi Bros. LLC

By: /s/ Maniu Markman

Name: Maniu Markman

Title: Chairman & CEO

Address for Notices:
902 Broadway
New York, NY 10010

                                       13
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                                  CONFIDENTIAL

ACCEPTED AND AGREED TO:
Sumit Diamond Corp.

By: /s/ Kumar Javeri

Name: Kumar Javeri

Title: President

Address for Notices:
592 5th Ave.
New York, NY  10036

ACCEPTED AND AGREED TO:
Thien Po Jewelry Ltd.

By: /s/ Kenneth Lo

Name: Kenneth Lo

Title: Managing Director

Address for Notices:
47/27 M004, Sukhaphban 2 Road
Dokmar, Pravet
Bangkok 10250, Thailand

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